UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2018

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	001-37481	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report for Pershing Gold Corporation on Form 8-K, as initially filed with the Securities and Exchange Commission (“SEC”) on October 1, 2018. The purpose of this Amendment is to disclose and file exhibits 99.1 and 99.2 under Item 8.01 Other Events and to add certain disclaimers.

Item 8.01	Other Events.

On September 30, 2018, Pershing Gold Corporation (the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) to undergo a business combination (the “Merger”) with Americas Silver Corporation (“Americas Silver”) and entered into a Convertible Secured Debenture (the “Bridge Loan”) with Americas Silver. The Company also released an investor presentation containing additional detail on the Merger Agreement and the Bridge Loan.

Copies of that press release and investor presentation are filed as Exhibits 99.1 and 99.2, respectively, to this Amendment and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Information

This communication includes “forward-looking” information (as defined in the Private Securities Litigation Reform Act of 1995), including statements that are predictive or express expectations that depend on future events or conditions that involve risks and uncertainties. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain the required Company or Americas Silver stockholder approval; the failure to obtain certain required regulatory approvals to the completion of the Merger or the failure to satisfy any of the other conditions to the completion of the Merger or the other transactions contemplated by the Merger Agreement; litigation in respect of either party or the Merger; the effect of the announcement of the Merger on the ability of the Company to maintain relationships with parties with whom it does business, or on its businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; and the ability to meet expectations regarding the timing and completion of the Merger. The forward-looking statements contained in this Amendment are also subject to other risks and uncertainties, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”) and quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2018, as well as the discussion of critical accounting policies and estimates in the 2017 Form 10-K. The forward-looking statements in this Amendment are based on information available to the Company as of the date hereof, and except as required by applicable law, the Company assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction

The proposed transaction between Americas Silver and the Company will be submitted to the respective stockholders of Americas Silver and the Company for their consideration. Americas Silver will file with the SEC a registration statement on Form F-4 that will include a proxy statement of the Company that also constitutes a prospectus of Americas Silver. Americas Silver will file an information circular with the applicable Canadian securities administrators and will furnish the information circular to the SEC. The Company will deliver the proxy statement/prospectus to its stockholders as required by applicable law. Americas Silver will deliver the information circular to its stockholders as required by applicable law. Americas Silver and the Company also plan to file other documents with the SEC regarding the proposed transaction. This Amendment is not a substitute for any prospectus, proxy statement, information circular or any other document which Americas Silver and the Company may file with or furnish to the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF AMERICAS SILVER AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND INFORMATION CIRCULAR, AS APPLICABLE, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH OR FURNISHED TO THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMERICAS SILVER, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and information circular, as applicable, and other documents containing important information about Americas Silver and the Company, once such documents are filed with or furnished to the SEC, through the website maintained by the SEC at www.sec.gov. The Company and Americas Silver make available free of charge at www.pershinggold.com and www.americassilvercorp.com, respectively (in the “Investor Relations” and “Investors” section, as applicable), copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation

The information contained in this Amendment is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between Americas Silver and the Company or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

The Company, Americas Silver and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Americas Silver in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 30, 2018. Information about the directors and executive officers of Americas Silver is set forth in its management information circular for its 2018 annual meeting of shareholders filed on Form 6-K with the SEC on April 13, 2018. These documents can be obtained free of charge from the sources indicated below. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits

(d)       The following are filed as exhibits to this Amendment.

Exhibit No.	Description

99.1	Press release dated September 30, 2018 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2018)
99.2	Investor presentation (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2018

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President Finance and Controller